UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or15(d) of the Securities Exchange Act of 1934 Date of Report: October 11, 2016 (Date of earliest event reported)
CRYSTAL ROCK HOLDINGS, INC. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-31797 (Commission File Number)	03-0366218 (IRS Employer Identification Number)

1050 Buckingham St., Watertown, CT (Address of principal executive offices)		06795 (Zip Code)
860-945-0661 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 11, 2016, Crystal Rock Holdings, Inc. (the “Company”) amended its current lease agreement with Henry E. Baker for its office located at 313 Long Ridge Road, Stamford, Connecticut (the “Amended Stamford Lease”).  Pursuant to the terms of the Amended Stamford Lease, the Company pays $256,668 per year payable in equal monthly installments of $21,389.  The Amended Stamford Lease expires on September 30, 2020 and is renewable for an additional term of five (5) years at the Company’s option.

On October 11, 2016, the Company amended its current lease agreement with Henry E. Baker for the Baker Grandchildren Trust U/T/A Dated May 5, 2000 for its headquarters located at 1050 Buckingham Street, Watertown Connecticut (the “Amended Watertown Lease”).  Pursuant to the terms of the Amended Watertown Lease, the original lease term was extended by five (5) years and will expire on October 11, 2021 and the Company pays $470,521 per year payable in equal monthly installments of $39,210.08.  The Amended Watertown Lease is renewable for an additional term of five (5) years at the Company’s option.

The foregoing summaries of the material terms of the Amended Stamford Lease and the Amended Watertown Lease (together, the “Amended Leases”) are each qualified in their entirety by reference to the full text of the Amended Leases, which are attached hereto as Exhibit 10.1 and 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1
First Amendment dated October 11, 2016 to Lease of Building and Land 313 Long Ridge Road, Stamford, Connecticut between Henry E. Baker and Crystal Rock, LLC, a Delaware Limited Liability Company dated September 30, 2010

10.2
Third Amendment dated October 11, 2016 to Lease of 1050 Buckingham Street, Watertown, CT between Henry E. Baker for the Baker Grandchildren Trust U/T/A dated May 5, 2000 and Crystal Rock Spring Water Company dated May 5, 2000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2016	CRYSTAL ROCK HOLDINGS, INC. By: /s/ David Jurasek David Jurasek CFO/Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
First Amendment dated October 11, 2016 to Lease of Building and Land 313 Long Ridge Road, Stamford, Connecticut between Henry E. Baker and Crystal Rock, LLC, a Delaware Limited Liability Company dated September 30, 2010

10.2
Third Amendment dated October 11, 2016 to Lease of 1050 Buckingham Street, Watertown, CT between Henry E. Baker for the Baker Grandchildren Trust U/T/A dated May 5, 2000 and Crystal Rock Spring Water Company dated May 5, 2000